Filed with the Securities and Exchange Commission on April 24, 1998

Securities Act File No.  33-64457
Investment Company Act File No.  811-7435
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933					[X]

Pre-Effective Amendment No.					[   ]
Post-Effective Amendment No. 13					[X]

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940			[X]

Amendment No. 14						[X]


Smith Barney Concert  Allocation Series Inc.
(Formerly, Smith Barney Concert Series Inc.)
(Exact Name of Registrant as Specified in Charter)

388 Greenwich Street, New York, NY 10013
 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: 212-816-6474

Christina T. Sydor, Esq.
Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013
 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

	immediately upon filing pursuant to paragraph (b)

XX	on April 30, 1998 pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(i)

	on (date) pursuant to paragraph (a)(i)

	75 days after filing pursuant to paragraph (a)(ii)

	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock.





SMITH BARNEY CONCERT SERIES INC.

FORM N-1A
CROSS REFERENCE SHEET


Part A
Item No.

Heading in the Prospectus


1. Cover Page

Cover Page


2.  Synopsis
Prospectus Summary


3.  Condensed Financial Information
Not Applicable


4. General Description of
Registrant
Cover Page; Prospectus Summary;
Investment Objectives and
Management Policies; Why Invest in
the Concert Series; Description of
Underlying Smith Barney Funds;
Additional Information; Appendix


5.  Management of the Fund
Prospectus Summary; Management of
the Concert Series; Additional
Information


6.  Capital Stock and Other
Securities
Prospectus Summary; Dividends,
Distributions and Taxes; Purchase
of Shares; Additional Information


7.  Purchase of Securities Being
Offered
Purchase of Shares; Valuation of
Shares


8.  Redemption or Repurchase


Redemption of Shares

9.  Legal Proceedings
Not Applicable





Part B
Item No.

Heading in Statement of Additional
Information



10.  Cover Page

Cover Page


11.  Table of Contents
Table of Contents


12.  General Information and History
Not Applicable


13. Investment Objectives and
Policies
Investment Objectives and Management
Policies


14.  Management of the Fund
Management of the Concert Series


15. Control Persons and Principal
Holders of
Securities
Management of the Concert Series



16.  Investment Advisory and Other
Services
Management of the Concert Series;
Additional Information


17.  Brokerage Allocation and Other
Practices


Not Applicable

18.  Capital Stock and Other
Securities
Additional Information


19.  Purchase, Redemption and Pricing
of
Securities Being Offered
Purchase of Shares; Redemption of
Shares; Valuation of Shares


20.  Tax Status
Taxes (See in the Prospectus
"Dividends, Distributions and Taxes")


21.  Underwriters
Not Applicable



22. Calculation of Performance Data
Performance


23.  Financial Statements
Financial Statements





PART A

                                     LOGO
                                  PROSPECTUS


                                    =======
                                    VINTAGE
                                    =======


                          UNDERLYING FUND PROSPECTUS

                  SMITH BARNEY CONCERT ALLOCATION SERIES INC.

                               SELECT PORTFOLIOS

                                APRIL THIRTIETH

                                     1998

PROSPECTUS
                                                             April 30, 1998

 Smith Barney Concert Allocation Series Inc.
 388 Greenwich Street
 New York, New York 10013
 (800) 451-2010

 Smith Barney Concert Allocation Series Inc. (the "Concert Series" or "Series") offers eleven professionally managed investment portfolios, five of which are offered by this Prospectus (each, a "Portfolio" and collectively, the "Select Portfolios") to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds.

 The Select High Growth Portfolio seeks capital appreciation.

 The Select Growth Portfolio seeks long-term growth of capital.

 The Select Balanced Portfolio seeks a balance of growth of capital and income.

 The Select Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

 The Select Income Portfolio seeks high current income.

 This Prospectus sets forth concisely certain information about the Concert Series and each of the Select Portfolios that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

 Shares of the Select Portfolios are offered ONLY to insurance company separate accounts (the "Separate Accounts"), which fund certain variable annuity and variable life insurance contracts (the "Contracts") and qualified pension and retirement plans. The Separate Accounts invest in shares of one or all of the Select Portfolios in accordance with allocation instructions received from Con-tract owners. Such allocation rights are further described in the accompanying Contract prospectus.

 Shares of each Select Portfolio are offered to Separate Accounts and qualified pension and retirement plans at their net asset value, without a sales charge, next determined after receipt of an order by an insurance company. The offering of shares of a Portfolio may be suspended from time to time and the Series reserves the right to reject any specific purchase order.

THIS PROSPECTUS, WHICH SETS FORTH CONCISE INFORMATION ABOUT THE CONCERT SERIES THAT PROSPECTIVE INVESTORS SHOULD KNOW BEFORE INVESTING, SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, ALSO REFERRED TO AS "PART B," DATED APRIL 30, 1998 IS HEREBY INCORPORATED BY REFER-ENCE INTO THIS PROSPECTUS AND IS AVAILABLE FROM THE CONCERT SERIES, WITHOUT CHARGE, BY WRITING TO THE CONCERT SERIES AT THE ABOVE ADDRESS OR CALLING THE TELEPHONE NUMBER LISTED ABOVE.

   This Prospectus should be read in conjunction with the prospectus for the
                                   Contracts.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                               3
--------------------------------------------------
WHY INVEST IN THE CONCERT SERIES                 3
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             4
--------------------------------------------------
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES    4
--------------------------------------------------
RISK FACTORS AND SPECIAL CONSIDERATIONS          6
--------------------------------------------------
PORTFOLIO TURNOVER                               7
--------------------------------------------------
INVESTMENT RESTRICTIONS                          7
--------------------------------------------------
DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS     7
--------------------------------------------------
VALUATION OF SHARES                             16
--------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES              17
--------------------------------------------------
PURCHASE OF SHARES                              17
--------------------------------------------------
REDEMPTION OF SHARES                            17
--------------------------------------------------
PERFORMANCE                                     18
--------------------------------------------------
MANAGEMENT OF THE CONCERT SERIES                18
--------------------------------------------------
SHARES OF THE CONCERT SERIES                    20
--------------------------------------------------
APPENDIX                                       A-1
--------------------------------------------------

--------------------------------------------------------------------------------

 No person has been authorized to give any information or to make any represen-tations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Concert Series or the Distributor. This Prospectus does not constitute an offer by the Concert Series or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby or securities of any Underlying Smith Barney Fund in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

 The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVES The Concert Series is an open-end, non-diversified man-agement investment company that currently offers eleven professionally managed investment portfolios. This Prospectus offers five Portfolios. The Select High Growth Portfolio seeks to provide capital appreciation. The Select Growth Portfolio seeks to provide long-term growth of capital. The Select Balanced Portfolio seeks to provide a balance of growth of capital and income. The Select Conservative Portfolio seeks to provide income and, secondarily, long-term growth of capital. The Select Income Portfolio seeks to provide high cur-rent income. Each Select Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds," which con-sist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Mutual Management Corp. ("MMC"), for-merly Smith Barney Mutual Funds Management Inc., Travelers Investment Manage-ment Company ("TIMCO") or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. In addition, each Select Portfolio may invest its short-term cash in repurchase agreements. Investors may choose to invest in one or more of the Select Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Management Policies."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Redemption of Shares."

MANAGEMENT OF EACH PORTFOLIO Travelers Investment Adviser, Inc. ("TIA") serves as each Select Portfolio's investment manager. TIA is an indirect wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

 MMC serves as the investment adviser of each of the Underlying Smith Barney Funds (other than Smith Barney Premium Total Return Fund). SBSA, a wholly owned subsidiary of MMC, serves as investment adviser to Smith Barney Premium Total Return Fund. TIMCO serves as investment adviser to Smith Barney Small Cap Blend Fund, Inc. See "Management of the Concert Series."

VALUATION OF SHARES Net asset value of each Portfolio for the prior day gener-ally will be quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS The Concert Series intends to pay dividends from net investment income annually on shares of each Select Portfolio. Distribu-tions of net realized capital gains, if any, are paid annually for each Select Portfolio. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Portfolio will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Portfolio at current net asset val-ue. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS The assets of each Portfolio are invested in certain Underlying Smith Barney Funds, thus each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds held to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by TIA. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 The value of the Underlying Smith Barney Funds' investments, and thus the net asset value of both those Underlying Smith Barney Funds' and the Select Port-folios' shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Smith Barney Funds invest. For a description of the risks involved in an investment in the Select Portfolios, see "Investment Objectives and Management Policies," "Description of the Underlying Smith Barney Funds" and the Appendix to this Prospectus.

WHY INVEST IN THE CONCERT SERIES


 The Select Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, and appreciate the advantages of broad diversification.

 The Concert Series will be managed so that each Portfolio can serve as a com-plete investment program or as a core part of a larger portfolio. Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is determined by TIA according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Concert Series' annual report dated January 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Concert Series' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:(1)

                            SELECT
                             HIGH        SELECT       SELECT       SELECT       SELECT
                            GROWTH       GROWTH      BALANCED   CONSERVATIVE    INCOME
                         PORTFOLIO(2) PORTFOLIO(2) PORTFOLIO(2) PORTFOLIO(2) PORTFOLIO(2)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD            $ 10.00      $ 10.00      $ 10.00      $ 10.00       $10.00
-----------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
   income(3)                  0.26         0.44         0.64         0.78         0.80
  Net realized and
   unrealized gain
   (loss)                     0.80         0.84         0.64         0.52         0.49
-----------------------------------------------------------------------------------------
TOTAL INCOME (LOSS)
 FROM OPERATIONS              1.06         1.28         1.28         1.30         1.29
-----------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
  Net investment income        --           --           --           --           --
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS            --           --           --           --           --
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $ 11.06      $ 11.28      $ 11.28      $ 11.30       $11.29
-----------------------------------------------------------------------------------------
TOTAL RETURN++               10.60%       12.80%       12.80%       13.00%       12.90%
-----------------------------------------------------------------------------------------
NET ASSETS, END OF
 PERIOD (000'S)            $27,071      $45,982      $45,071      $10,698       $4,440
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS+:
  Expenses                    0.35%        0.35%        0.35%        0.35%        0.35%
  Net investment income       2.41         4.11         5.89         7.24         7.36
-----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         43%          43%          19%          35%          11%
-----------------------------------------------------------------------------------------

----------

(1) For the period from February 5, 1997 (commencement of operations) to Janu-ary 31, 1998.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method because it more accurately reflects the per share data for the period.

(3) Net investment income per share includes short term capital gain distribu-tions from Underlying Funds.
 + Annualized.
 ++Total return is not annualized, as it may not be representative of the total return for the year.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

 The Concert Series is an open-end, non-diversified, management investment com-pany that currently offers eleven managed investment portfolios, five of which are offered by this Prospectus. Each portfolio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agreements. Initially, each portfolio will invest in the Underlying Smith Barney Funds listed below.

 The investment manager for each of the Select Portfolios, TIA, will allocate investments for each Portfolio among Underlying Smith Barney Funds based on its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Direc-tors of the Concert Series which designates minimum and maximum percentages for each of the Underlying Smith Barney Funds.

 The Select High Growth Portfolio's investment objective is to seek capital appreciation. The Select Growth Portfolio's investment objective is to seek long-term growth of capital. The Select Balanced Portfolio's investment objec-tive is to seek a balance of growth of capital and income. The Select Conserva-tive Portfolio's investment objective is to seek income and, secondarily, long-term growth of capital. The Select Income Portfolio's investment objective is to seek high current income. Each Portfolio's investment objective is fundamen-tal and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

 In investing in Underlying Smith Barney Funds, the Select Portfolios seek to maintain different allocations between equity funds and fixed income funds (in-cluding money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Select Portfolio:

   Equity/Fixed Income Fund Range (Percentage of Each Portfolio's Net Assets)

TYPE OF FUND                   TARGET  RANGE
----------------------------------------------
Select High Growth Portfolio
 Equity                         90%   80%-100%
 Fixed Income                   10%    0%- 20%
Select Growth Portfolio
 Equity                         70%   60%- 80%
 Fixed Income                   30%   20%- 40%
Select Balanced Portfolio
 Equity                         50%   40%- 60%
 Fixed Income                   50%   40%- 60%
Select Conservative Portfolio
 Equity                         30%   20%- 40%
 Fixed Income                   70%   60%- 80%
Select Income Portfolio
 Equity                         10%    0%- 20%
 Fixed Income                   90%   80%-100%
----------------------------------------------

 The Select Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.

          Investment Range (Percentage of Each Portfolio's Net Assets)

                                SELECT     SELECT    SELECT      SELECT     SELECT
                              HIGH GROWTH  GROWTH   BALANCED  CONSERVATIVE  INCOME
UNDERLYING SMITH BARNEY FUND   PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------
Smith Barney Aggressive
Growth Fund Inc.                 10-30%     0-15%      --          --          --
Smith Barney Appreciation
Fund Inc.                         0-20%     0-30%     0-20%       0-15%       0-10%
Smith Barney Equity
Funds:
 Smith Barney Large Cap
 Blend Fund                       0-20%     0-20%     5-20%        --          --
Smith Barney Fundamental
Value Fund Inc.                   0-20%     0-30%     0-20%       0-15%       0-10%
Smith Barney Funds, Inc.:
 Large Cap Value Fund             0-20%     0-20%     5-20%       0-20%       0-15%
 Short-Term U.S. Treasury
 Securities Fund                   --       0-15%     0-20%       0-20%       5-30%
Smith Barney Income
Funds:
 Smith Barney High Income
 Fund                             0-20%     5-20%     0-15%       0-20%       0-25%
 Smith Barney Utilities
 Fund                              --       0-20%     0-20%       0-20%       0-15%
 Smith Barney Premium
 Total Return Fund                 --        --       5-20%       5-25%       0-15%
 Smith Barney Convertible
 Fund                              --        --       5-20%       5-15%       0-15%
 Smith Barney Diversified
 Strategic Income Fund             --        --       5-25%      10-30%      10-30%
Smith Barney Investment
Funds Inc.:
 Concert Peachtree Growth
  Fund                            0-20%     0-20%     0-15%        --          --
 Smith Barney Managed
 Growth Fund                      0-20%     0-30%     0-15%        --          --
 Smith Barney Special
 Equities Fund                   10-30%     0-15%      --          --          --
 Smith Barney Government
 Securities Fund                  0-15%     0-20%     0-20%       5-20%       5-20%
 Smith Barney Investment
 Grade Bond Fund                  0-15%     0-15%      --          --         0-15%
 Smith Barney Hansberger
 Global Value
 Fund                             0-25%     0-20%     0-15%       0-10%        --
 Smith Barney Hansberger
 Global Small Cap Value Fund      0-20%     0-10%      --          --          --
Smith Barney Investment
Trust:
 Smith Barney Large
 Capitalization Growth
 Fund                             0-20%     0-20%     0-15%        --          --
Smith Barney Managed
Governments Fund Inc.              --       0-15%     5-20%       5-25%       5-30%
Smith Barney Money Funds,
Inc.:
 Cash Portfolio                   0-20%     0-20%     0-25%       0-30%       0-30%
Smith Barney Natural
Resources Fund Inc.               0-10%     0-10%     0-10%        --          --
Smith Barney Small Cap
Blend Fund, Inc.                  0-25%     0-20%     0-15%        --          --
Smith Barney World Funds,
Inc.:
 International Equity
 Portfolio                        5-25%     0-20%     0-15%       0-10%       0-10%
 Emerging Markets
 Portfolio                        0-20%      --        --          --          --
 International Balanced
 Portfolio                        0-15%     0-10%     0-10%       0-10%       0-10%
 Global Government Bond
 Portfolio                        0-15%     0-15%     0-15%       0-20%       0-20%
------------------------------------------------------------------------------------

 The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Select Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Underlying Smith Barney Funds selected are expected in combination to be appro-priate for a Portfolio's particular investment objective. If, as a result of appreciation or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable per-centage limitations set forth above, TIA will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING SMITH BARNEY FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME FUND TARGETS AND RANGES AND THE INVESTMENT RANGES APPLICABLE TO EACH UNDERLYING SMITH BARNEY FUND MAY BE CHANGED FROM TIME TO TIME BY THE CONCERT SERIES' BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

 Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Port-folio of Smith Barney Money Funds, Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

 For information about the investment objectives of each of the Underlying Smith Barney Funds and the investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds," the Appendix to this Prospectus, the Statement of Addi-tional Information and the prospectus for each of the Underlying Smith Barney Funds.

 Year 2000. The investment management services provided to the Series by MMC depend on the smooth functioning of their computer systems. Many computer soft-ware systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Series' operations, including the handling of securities trades, pricing and account services. MMC has advised the Series that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Series' custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

RISK FACTORS AND SPECIAL CONSIDERATIONS


 Non-Diversified Investment Company. The Concert Series is a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Govern-ment Bond Portfolio, the International Balanced Portfolio and the Emerging Mar-kets Portfolio). The Concert Series intends to qualify as a diversified invest-ment company for the purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

 Investing in Underlying Smith Barney Funds. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by TIA. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 Affiliated Persons. TIA, the investment manager of the Select Portfolios, and the officers and directors of the Concert Series presently serve as investment adviser, officers and directors, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Select Portfolios and the Underlying Smith Barney Funds.

 Investment Practices of Underlying Smith Barney Funds. In addition to their principal investments, certain Underlying Smith Barney Funds may: invest a por-tion of their assets in foreign securities; enter into forward currency trans-actions; lend their portfolio securities; enter into stock index, interest rate, currency and gold futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

 High Yield Securities. Each of the Portfolios also may invest in an Underlying Smith Barney Fund that invests primarily in high yield, high risk securities, commonly referred to as junk bonds. As a result, the Select Portfolios may be subject to some of the risks resulting from high yield investing. Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Select Portfolios will consider whether to increase or decrease their investment in the

RISK FACTORS AND SPECIAL CONSIDERATIONS (CONTINUED)            DATE

affected Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these investment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Under-lying Smith Barney Fund.

 Concentration. Each Portfolio other than the Select High Growth Portfolio may invest in an Underlying Smith Barney Fund that concentrates its investments in the utilities industry. Under certain unusual circumstances, this could result in those Portfolios being indirectly concentrated in this industry. If this were to occur, the relevant Portfolios would consider whether to maintain or change their investment in that Underlying Smith Barney Fund.

 Market and Economic Factors. The Select Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Select Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

PORTFOLIO TURNOVER


 Each Portfolio's turnover rate is not expected to exceed 25% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions; and (c) main-tain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

 The turnover rates of the Underlying Smith Barney Funds have ranged from 1% to 367% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

INVESTMENT RESTRICTIONS

 Certain investment restrictions, including fundamental restrictions as well as restrictions that may be changed without a shareholder vote, adopted by the Concert Series are described in the Statement of Additional Information. Investment restrictions of the Underlying Smith Barney Funds in which the Select Portfolios invest may be more or less restrictive than those adopted by the Concert Series.

DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS


 The following is a concise description of the investment objectives and prac-tices for each of the Underlying Smith Barney Funds in which the Select Portfo-lios may invest. There can be no assurance that the investment objectives of the Underlying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

EQUITY FUNDS The following Underlying Smith Barney Funds are funds that invest primarily in equity securities.

 Smith Barney Aggressive Growth Fund Inc. seeks capital appreciation by invest-ing primarily in common stock of companies MMC believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies whose securities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index that measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility companies and 40 financial issues. MMC focuses its stock selection for the Fund on a diversified group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technologies, tech-niques, products or services or cost-reducing measures, and may be affected by changes in management, capitalization or asset deployment, government regula-tions or other external circumstances.

 Although MMC anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may invest in convertible securities, preferred stocks, securities of foreign issuers, war-rants and restricted securities. The Fund also is authorized to borrow up to 33 1/3% of its total assets less liabilities for leveraging purposes. Securities of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above average risk.

 Smith Barney Appreciation Fund Inc. seeks long-term appreciation of share-holders' capital. The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, pre-ferred stocks, warrants, rights and securities convertible into common stocks) that are believed to afford attractive opportunities for investment apprecia-tion. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, at the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. Typically, the Fund invests in middle- and larger-sized compa-nies, though it does invest in smaller companies whose securities may reasona-bly be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

 Smith Barney Fundamental Value Fund Inc.'s investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of com-mon stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities that are undervalued in the marketplace and, accordingly, have above-average poten-tial for capital growth. In general, the Fund invests in securities of compa-nies that are temporarily unpopular among investors but which MMC regards as possessing favorable prospects for earnings growth and/or improvements in the value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

 Smith Barney Special Equities Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities that are convertible into or exchangeable for such stocks, including warrants) that MMC believes to have superior appreciation potential. The Fund invests primarily in equity securi-ties of secondary growth companies, generally not within the S&P 500, as iden-tified by MMC. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies that appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new tech-nology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose mar-ket capitalization is under $100 million. The Fund also may invest in small capitalization companies representative of the benchmarks against which the Fund's performance is frequently judged by utilizing an actively managed quan-titative investment strategy to isolate securities that are believed to have a high probability of outperforming their respective industry/sector peer groups. In implementing this strategy MMC is supported by investment profes-sionals, including a team that is quantitatively oriented. Investing in small-er, newer issuers generally involves greater risk than investing in larger, more established issuers.

 Smith Barney Managed Growth Fund, an investment portfolio of Smith Barney Investment Funds Inc., has as its investment objective long term growth of capital. The Fund attempts to achieve its objective by investing primarily in undervalued or out of favor common stock and other securities, including debt securities that are convertible into common stock and that are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfo-lio will primarily consist of these securities, the Fund may also invest in preferred stocks and warrants when MMC perceives an opportunity for capital growth from such securities. The Fund may from time to time enter into futures contracts, write call options and purchase put options.

 Smith Barney Natural Resources Fund Inc. seeks long-term capital appreciation by investing at least 65% under normal market conditions in "Natural Resource Investments." Natural Resource Investments are defined as equity and debt securities of issuers which: (1) own or process natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products; (2) own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; (3) participate in the exploration and development, transportation, distribution and/or processing of natural resources; (4) own or control oil, gas, or other mineral leases, rights or royalties; (5) provide related services or supplies, such as drill-ing, well servicing, chemicals, parts and equipment; (6) develop or partici-pate in energy-efficient technologies; and (7) are involved in the upgrading or processing of raw commodities into intermediate products. The Fund may also invest in gold bullion and gold coins. (A company is considered a "Natural Resources Investment" when it derives at least 50% of its total revenue from a business or activity described above.)

 Up to 35% of the Fund's assets may be invested in companies not in the natu-ral resources area, investment grade corporate debt securities, U.S. Govern-ment securities and, for cash management purposes, money market instruments. For temporary defensive purposes, the Fund may invest in excess of 35% in money market instruments. The Fund may utilize up to 10% of its assets to pur-chase put options on securities it owns and up to an additional 10% of its assets to pur-chase call options on securities it may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. It also may write covered put and call options on securities and may enter into futures on domestic and foreign stock indexes and purchase and write related put and call options to hedge against risks.

 The Fund may invest in debt securities when MMC believes they will enhance the Fund's ability to achieve long-term capital appreciation. The Fund may invest in fixed-income securities that are rated as low as B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") or if unrated, are deemed by MMC to be of comparable quality.

 Because issuers of Natural Resource Investments often are located outside the United States, a significant portion of the Fund's investments may consist of securities of foreign issuers. The percentage of assets invested in particular countries or regions will change from time to time in accordance with the judg-ment of MMC, which may be based on, among other things, consideration of the political stability and economic outlook of these countries or regions.

 The Large Cap Value Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primar-ily in common stocks of companies having a market capitalizations of at least $5 billion that are considered by MMC (i) to be undervalued by the marketplace,
(ii) to offer potential opportunities not yet recognized by the marketplace, or
(iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy. Tempo-rary defensive investments or a higher percentage of debt securities may be held when deemed advisable by MMC. In the selection of common stock invest-ments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a por-tion of the assets may be invested in non-dividend paying stocks. The Fund may make investments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in American Depository Receipts ("ADRs") representing shares in foreign securities that are traded in U.S. securities markets.

 Smith Barney Large Cap Blend Fund, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth by investing primarily in the com-mon stocks of large capitalization companies that exhibit growth and/or value attributes. The Fund may hold securities of companies that are characterized by earnings growth greater than that of the S&P 500. When selecting stocks with growth potential, MMC will evaluate the specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. At the same time, the Fund may hold the securities of compa-nies whose prices are undervalued in the marketplace at the time of purchase. When selecting stocks with value potential MMC may select securities character-ized as having below average price to earnings or price to book ratios. The Fund expects to invest primarily in large capitalization companies, generally the 1,000 largest domestic companies as measured by market capitalization. The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depository Receipts. Under normal market conditions, the Fund will invest substantially all, but not less than 65%, of its assets in common stocks.

 Smith Barney Large Capitalization Growth Fund, an investment portfolio of Smith Barney Investment Trust, seeks long term growth of capital by investing in equity securities of companies with large market capitalizations. The Fund attempts to achieve its investment objective by investing primarily in equity securities consisting of common stocks which are believed to afford attractive opportunities for investment growth. The core holdings of the Fund are large capitalization companies that are dominant in their industries, global in scope and have a long history of performance. The Fund normally invests at least 65% of its total assets in these securities. The Fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Fund defines large market capitalization companies as those having $5 bil-lion or more at the time of the Fund's investment. Companies whose capitaliza-tion falls below this level after purchase will continue to be considered large market capitalization companies for purposes of the 65% policy.

 Under normal market conditions, the majority of the Fund's portfolio will con-sist of common stocks, securities convertible into common stock and rights to subscribe for common stock. The Fund may also contain money market instruments for cash management purposes such as U.S. government securities, repurchase agreements, and time deposits.

 Concert Peachtree Growth Fund seeks an investment objective of capital appre-ciation by investing in securities believed to have above average potential for capital appreciation. In attempting to achieve the Fund's investment objective, the Fund will use a disciplined approach to identify equity securities of com-panies having prospects of strong, sustainable earnings growth and that are believed to afford attractive opportunities for stock price appreciation. This disciplined approach involves computer-aided, quantitative analysis supported by fundamental research. The Fund selects stocks for the portfolio by sorting a universe of 1500 stocks into deciles based on earnings and other valuation characteristics. Those stocks sorted into the top two deciles are further ana-lyzed quantitatively and fundamentally to determine if they are attractive investments. In addition to determining which stocks may be attractive invest-ments for the

Fund, this analysis is used to determine if a particular stock held in the Fund's portfolio continues to be an attractive investment and stocks appearing in the bottom two deciles are sold. Although the Fund may invest in the stocks of smaller capitalized companies, the Fund's assets will be invested primarily in the stock of mid- and larger-capitalized companies.

 MMC uses a flexible management style to select what it believes to be unusu-ally attractive growth investments on an individual company basis. Such securi-ties will typically be issued by small capitalization companies, larger compa-nies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Fund may also invest in companies in cyclical industries during periods when their securities appear overly depressed and therefore attractive for capital appreciation. In addition to common stocks of companies, they may invest in securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or con-vertible debentures, and warrants.

 Smith Barney Small Cap Blend Fund, Inc. seeks long term capital appreciation by investing primarily (at least 65% of its total assets) in the common stocks of U.S. companies with relatively small market capitalizations at the time of investment. Companies with relatively small market capitalization are defined as those which fall in the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values above $100 million. TIMCO, the investment manager to the Fund, will select stocks based on a disciplined quan-titative screening process that seeks a combination of attractive relative value and earnings growth.

 In order to provide consistent relative performance, the Fund will hold a portfolio that is comparable to the Russell 2500 Stock Index in terms of over-all risk, economic sector weightings, and market capitalization. The Russell 2500 is a broad based index of the smaller cap segment of the U.S. stock mar-ket. By linking its investment strategy to the Russell 2500 Stock Index, the Fund will provide diversified exposure to the universe of stocks that comprise the lowest 25% of market capitalization of publicly traded companies in the U.S. with market values of greater that $100 million. However, the Fund is not an index fund and is not limited to investing in the stocks that comprise the Russell 2500 Stock Index. Over time, the Fund is expected to exhibit perfor-mance volatility that is similar to that of the Russell 2500 Stock Index. Of course, there can be no assurance that the Fund's total return, before or after expenses, will match or exceed that of the Russell 2500 Stock Index.

 Smith Barney Premium Total Return Fund, an investment portfolio of Smith Bar-ney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by emphasizing investments in dividend-pay-ing common stocks, it will not have as much investment flexibility as total return funds that may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt secu-rities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

 The Emerging Markets Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets through a port-folio invested primarily in securities of emerging country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convert-ible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high potential for capital appreciation, especially in countries where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom, Sweden, Norway, Finland, Denmark, Holland, Germany, Switzer-land, Belgium, France, Italy, Spain, Japan, Australia, Austria and Luxembourg. The Fund is a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

 The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), not-withstanding that the Fund may not anticipate that such securities will experi-ence substantial capital appreciation. The Fund also may invest in debt securi-ties issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

 The International Equity Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of divi-dend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income.

 The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may tem-porarily invest all or a major portion of its assets in U.S. government securi-ties or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

 Smith Barney Hansberger Global Value Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital growth by investing pri-marily in equity securities of companies in any country including the United States, which in the opinion of MMC and Hansberger Global Investors, Inc. are undervalued. Income will be an incidental consideration. The Fund seeks to invest in companies whose securities are trading at the greatest discount to future earnings, cash flow and/or net asset value and Hansberger utilizes pro-prietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be underval-ued. Under normal market conditions, the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, GDRs and other depository receipts.

 Smith Barney Hansberger Global Small Cap Value Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign issuers with rela-tively small market capitalizations (share price times number of equity securi-ties outstanding) which in the opinion of MMC and Hansberger, are undervalued. Income will be an incidental consideration. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in (1) companies located in developing countries with individual market capitalizations of less than $750 million U.S. dollars (at the time of purchase) and (2) companies located in developed countries with individual market capitalizations of less than $1.5 billion U.S. dollars (at the time of purchase). Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.

 Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as con-vertible bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or pur-chase such securities and sponsored or unsponsored ADRs, EDRs, GDRs and other depository receipts.

FIXED INCOME FUNDS The following Underlying Smith Barney Funds invest primarily in fixed income securities, including the money market fund in which each Port-folio may invest and which may serve as the cash reserve portion of each Port-folio.

 Smith Barney High Income Fund, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, MMC may consider potential for growth as one factor, among others, in selecting investments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that MMC deems of comparable quality. The lower-rated bonds are commonly known as "junk bonds." Bonds of this type are subject to a greater risk of loss of principal and interest. How-ever, the Fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when MMC believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

 Smith Barney Investment Grade Bond Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capi-tal. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securities: corpo-rate bonds rated Baa or better by Moody's or BBB or better by S&P; U.S. govern-ment securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion; and high-yielding common stocks and war-rants. A reduction in the rating of a security does not require the sale of the security by the Fund.

 Smith Barney Government Securities Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks high current return by investing in obliga-tions of, or guaranteed by, the U.S. Government, its agencies or instrumentali-ties ("U.S. government securities") (including, without limitation, Treasury bills and bonds, mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its portfolio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. government securities (including futures contracts and options thereon and options relating to U.S. government securities).

 The Short-Term U.S. Treasury Securities Fund, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidi-ty. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. Government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approximately three years. Pending direct investment in U.S. Treasury debt securities, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market varia-tions, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions.

 Smith Barney Managed Governments Fund Inc. seeks high current income consis-tent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mort-gage-backed securities issued or guaranteed by GNMA, the Federal National Mort-gage Association ("FNMA") and FHLMC. Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermedi-ate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repur-chase agreements with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government securities for which the princi-pal repayment at maturity, while paid in U.S. dollars, is determined by refer-ence to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

 Smith Barney Diversified Strategic Income Fund, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through invest-ment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by MMC based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securities among which the Fund's assets will be pri-marily allocated are: obligations issued or guaranteed as to principal and interest by the United States government; mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corpo-rate securities; and foreign government securities. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

 Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent invest-ment quality as determined by MMC. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by MMC to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

 In general, the Fund may invest in debt securities issued by foreign govern-ments or any of their political subdivisions that are considered stable by Smith Barney Global Capital Management, Inc., the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

 The Global Government Bond Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreci-ation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denomi-nated in various currencies, including U.S. dollars, or in multinational cur-rency units, such as the European Currency Unit. Except with respect to govern-ment securities of less developed countries, the Fund invests in foreign gov-ernment securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of MMC.

 Under normal circumstances the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of U.S. or foreign corporations and financial institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of com-parable quality by the investment adviser.

 The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industri-alized countries) that MMC believes to pose limited credit risks. These coun-tries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Germany. Invest-ments may be made from time to time in government securities, including loan assignments and loan participations, of less developed countries. Such coun-tries currently include Argentina, Brazil, Bulgaria, Czech Republic, Ecuador, Hungary, Indonesia, Lithuania, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Slovakia, South Africa, Thailand, Turkey, Uruguay and Venezuela. Countries may be added or deleted from this list as economic and political conditions warrant. Historical experience indicates that markets of less developed countries have been more volatile than the markets of the mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. MMC does not intend to invest more than 10% of the Fund's total assets in government securi-ties of less developed countries and will not invest more than 5% of its assets in the government securities of any one such country. Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, and political condi-tions, whether or not occurring within the issuers' borders. Under normal mar-ket conditions the Fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Fund's total assets.

 The Cash Portfolio is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Fund may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obliga-tions and related repurchase agreements. The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

 The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a contin-uous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (se-curities used as collateral for repurchase agreements are not subject to these restrictions).

 The Fund's investments are limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs," securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (the "SEC") are S&P, Moody's, Duff and Phelps Inc., Fitch IBCA, Inc. and Thomson BankWatch.

 For purposes of the equity/fixed income fund allocation targets and ranges applicable to each Portfolio (see page 5), each of the following Underlying Smith Barney Funds is considered to be an equity fund with respect to 50% of a Portfolio's investment in such Fund and an income fund with respect to the remaining 50% of such Portfolio's investment.

 The Smith Barney Convertible Fund, an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income secu-rities and warrants or call options that together resemble convertible securi-ties ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exercise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by MMC to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock and, for temporary defensive purposes, may invest in these securities without limitation.

 The Smith Barney Utilities Fund, an investment portfolio of Smith Barney Income Funds, seeks current income by investing in equity and debt securities of companies in the utility industries. Long-term capital appreciation is a secondary objective of the Fund. The utility industries are deemed to be com-prised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the com-pany is regulated as a utility by a government agency or authority) in the man-ufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcast-ing. The Fund will invest primarily in utility equity and debt securities that have a high expected rate of return as determined by MMC. Under normal market conditions, the Fund will invest at least 65% of its assets in such securities. The Fund may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Fund's investment objectives. The Fund will invest in investment grade debt securities, but may invest up to 10% of its assets in securities rated BB or B by S&P or Ba or B by Moody's whenever MMC believes that the incremental yield on such securities is advantageous to the Fund in comparison to the additional risk involved.

 The Board of Trustees has voted in favor of changing the Fund's investment objective and investment policies and has instructed that these changes be sub-mitted to shareholders for their approval at a meeting scheduled to be held on May 7, 1998. If approved by shareholders, the Fund's investment objective would be changed so that income and capital appreciation receive equal consideration. The Fund would be subject to a target asset allocation of approximately 60% in equity securities and approximately 40% in fixed-income securities. The Fund would no longer be required to invest in equity and debt securities of compa-nies in the utilities industry. Should these changes be approved by Sharehold-ers, the Board of Trustees has approved changing the Fund's name to the Smith Barney Balanced Fund.

 The International Balanced Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal mar-ket conditions, the Fund will invest its assets in an international portfolio of equity securities (consisting of dividend and non-dividend paying common stocks, preferred stocks, convertible securities, ADRs and rights and warrants to such securities) and debt securities (consisting of corporate debt securi-ties, sovereign debt instruments issued by governments or governmental enti-ties, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on MMC's views on current market and economic conditions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income.

 The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries out-side of the U.S. The Fund will invest in a broad range of industries and sec-tors and will mainly invest in securities issued by companies with market capi-talization of at least $50,000,000. The Fund may invest in companies organized or governments located in any area of the world. However, under unusual eco-nomic or market conditions as determined by the investment adviser, for defen-sive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of companies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

 The debt securities in which the Fund invests generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated investment grade (or deemed by MMC to be of comparable quality) at the time of purchase. Debt securities of emerging market countries may be rated below investment grade and could include securities that are in default as to pay-ments of principal or interest. Up to 25% of the total assets of the Fund may be invested in securities of emerging market countries.

 PERFORMANCE OF UNDERLYING SMITH BARNEY FUNDS

 The following chart shows the average annual total returns for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Select Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter and giving effect to the maximum applicable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1997.

                                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                ASSETS OF ALL                   THROUGH DECEMBER 31, 1997    30-DAY YIELD FOR
                                                CLASSES AS OF                 ------------------------------   PERIOD ENDED
                                                DECEMBER 31,  INCEPTION                                        DECEMBER 31,
        UNDERLYING SMITH BARNEY FUND            1997 ($000'S)   DATE    CLASS ONE YEAR  FIVE YEARS TEN YEARS       1997
-----------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.          $ 798,659   10/24/83    A     22.01 %    9.38%     15.64 %        --
Smith Barney Appreciation Fund Inc.               4,188,695   03/10/70    A     19.95     14.69      14.64          --
Smith Barney Equity Funds:
 Smith Barney Large Cap Blend Fund                  429,560   11/06/92     A    16.57     13.49        --           --
Smith Barney Fundamental Value Fund Inc.          1,569,046   11/12/81    A      9.49     15.29      14.99          --
Smith Barney Funds, Inc.:
 Large Cap Value Fund                             1,010,052   01/01/72    A     21.45     15.87      14.22          --
 Short-Term U.S. Treasury Securities Fund           100,885   11/11/91    A      6.73      5.20        --          5.41%
Smith Barney Income Funds:
 Smith Barney High Income Fund                    1,390,837   09/02/86    B      7.97     10.79       9.68         7.35
 Smith Barney Utilities Fund                      1,160,422   03/28/88    B     15.30      9.81        --           --
 Smith Barney Premium Total Return Fund           4,094,715   09/16/85    B     19.55     15.72      16.38          --
 Smith Barney Convertible Fund                      134,833   09/02/86    B     10.88     10.08       10.26        2.83
 Smith Barney Diversified Strategic Income Fund   2,941,695   12/28/89    B      2.60      7.90        --          5.98
Smith Barney Investment Funds Inc.:
 Concert Peachtree Growth Fund                      224,049   06/30/95    A     (0.10)      --         --           --
 Smith Barney Managed Growth Fund                   960,180   06/30/95    A      7.99       --         --           --
 Smith Barney Special Equities Fund                 566,177   12/13/82    B    (11.06)    11.81      10.81          --
 Smith Barney Government Securities Fund            574,256   03/20/84    B      6.32      6.32       8.19         5.91
 Smith Barney Investment Grade Bond Fund            550,179   01/04/82    B     11.94     10.55      10.82         6.43
 Smith Barney Hansberger Global Value Fund           53,405   12/19/97    A       N/A       N/A        N/A
 Smith Barney Hansberger Global Small Cap
  Value Fund                                         17,162   12/19/97    A       N/A       N/A        N/A
Smith Barney Investment Trust:
 Smith Barney Large Capitalization Growth
  Fund                                              433,696    8/29/97    A       --        --         --           --
Smith Barney Managed Governments Fund Inc.          550,549   09/04/84    A      4.54      5.74       7.72         6.36
Smith Barney Natural Resources Fund Inc.            101,818   12/24/86    A    (14.37)     9.06       0.33          --
Smith Barney Small Cap Blend Fund, Inc.             164,253   01/23/90    A     21.81     13.60        --           --
Smith Barney World Funds, Inc.:
 International Equity Portfolio                   1,260,845   02/18/86    A     (3.18)     9.46      10.59          --
 Emerging Markets Portfolio                          31,835   05/11/95    A    (13.75)      --         --           --
 International Balanced Portfolio                    65,501   08/25/94    A    (11.13)      --         --           --
 Global Government Bond Portfolio                   141,191   07/22/91    A      3.31       --         --          4.34
-----------

+ Since inception (less than 10 years)
--------------------------------------------------------------------------------

 For the seven-day period ended December 31, 1997, the yield for the Cash Port-folio of Smith Barney Money Funds, Inc. was 5.09% and the effective yield was 5.22%.

 The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert Series. The perfor-mance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of the Underlying Smith Barney Funds in which the Portfolios will invest.

 INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING SMITH BARNEY FUNDS

 In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment poli-cies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Select Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the pro-spectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Underlying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such policies.

 Securities of Non-U.S. Issuers. The Select Portfolios will each invest in cer-tain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securi-ties traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve some special risks such as fluc-tuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, repatriation, confiscatory taxation, political or social instability or diplo-matic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while grow-ing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

 Options and Futures. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a pre-determined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to cer-tain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of the portfolio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market condi-tions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return. Further losses could also be experienced if the options and futures positions held by an Underlying Smith Barney Fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

 The Smith Barney Natural Resources Fund Inc., may also enter into futures con-tracts for the purchase and sale of gold, purchase put and call options on those future contracts and write call options on those futures contracts. The Smith Barney Natural Resources Fund Inc., will purchase or write options on gold futures only on a regulated domestic or foreign exchange approved for such purpose by the Commodities Futures Trading Commission.

 Debt Securities. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the Funds. The market value of the fixed-income obligations in which the Underlying Smith Bar-ney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

 Certain of the Underlying Smith Barney Funds may invest only in high quality, high grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative charac-teristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

 Certain Underlying Smith Barney Funds may invest in securities that are rated below investment grade; that is, rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Information for additional information on the bond ratings by Moody's and S&P.

VALUATION OF SHARES


 Each Select Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets by the total number of shares of the Portfolio outstanding. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

 The Concert Series intends to declare annual income dividends on shares of each Select Portfolio. In addition, the Concert Series intends to make annual distributions of capital gains, if any, on the shares of each Portfolio.

 Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Shareholders whose accounts are held directly by First Data Investor Services Group Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the sharehold-er's account.

 TAXES

 Each Portfolio of the Concert Series intends to qualify as a "regulated investment company" under Subchapter M of the Code. To qualify, each Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income, and deriving less than 30% of its gross income from the sale or other disposition of certain investments held for less than three months. Each Select Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capi-tal gains to its shareowners (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying Contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

 Each Select Portfolio of the Concert Series is also subject to asset diversi-fication regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. If a Select Portfolio should fail to comply with these regulations, Contracts invested in that Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code.

PURCHASE OF SHARES

 Investment in the Select Portfolios of the Concert Series is available to own-ers of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and qualified pension and retirement plans. It is possible that in the future it may become disadvanta-geous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Concert Series. However, the Concert Series does not currently foresee any disadvantages to the contract owners of the different contracts which are funded by such separate accounts. The Board of Directors of the Concert Series monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insur-ance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of the Concert Series shares by one or more of the insurance company separate accounts which fund these con-tracts, which could have adverse consequences to the Concert Series. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contract owners and those given by variable life insurance contract owners. If the Board were to conclude that separate series of the Concert Series should be established for variable annuity and variable life separate accounts, each insurance com-pany would bear the attendant expenses. Should this become necessary, contract owners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES


 The redemption price of the shares of each Select Portfolio will be the net asset value next determined after receipt by the Concert Series of a redemption order from a Separate Account, which may be more or less than the price paid for the shares. The Concert Series will ordinarily make payment within one business day, though redemption proceeds must be remitted to a Separate Account on or before the third day following receipt of proper tender, except on a day on which the NYSE is closed or as permitted by the SEC in extraordinary circum-stances.

PERFORMANCE


 From time to time the Concert Series may include a Portfolio's total return, average annual total return, yield and current distribution return in adver-tisements and/or other types of sales literature. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. In addition, these figures will not reflect the deduction of the charges that are imposed on the Contracts by the Separate Account (see Contract prospectus) which, if reflected, would reduce the performance quoted. Total return is com-puted for a specified period of time assuming reinvestment of all income divi-dends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over differ-ent periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The yield of a Portfolio refers to the net investment income earned by investments in the Portfolio over a thirty-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percent-age of the investments. The yield quotation is calculated according to a for-mula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Concert Series calculates current distribution return for each Portfolio by dividing the distributions from investment income declared during the most recent period by the net asset value on the last day of the period for which current distribution return is presented. A Portfo-lio's current distribution return may vary from time to time depending on mar-ket conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calcu-lating current distribution return, and the charges that are imposed on the Contracts by the Separate Account, should be considered when comparing the Portfolio's current distribution return to yields published for other invest-ment companies and other investment vehicles.

MANAGEMENT OF THE CONCERT SERIES

 BOARD OF DIRECTORS

 Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Series' directors are non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Series also serve in sim-ilar positions with many of the Underlying Smith Barney Funds. Thus, if the interests of a Portfolio and the Underlying Smith Barney Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the directors and officers of the Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The directors of the Series believe they have structured each Portfolio to avoid these con-cerns. However, conceivably a situation could occur where proper action for the Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possibil-ity arises, the directors and officers of the Series, the affected Underlying Smith Barney Funds, TIA and MMC will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Series to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns. The Statement of Additional Informa-tion contains background information regarding each director and executive officer of the Concert Series.

 INVESTMENT MANAGER

 TIA, the investment manager to each Select Portfolio, is a registered invest-ment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. TIA was incorporated in 1996 under the laws of Delaware. TIA renders investment advice to various investment company clients that had aggregate assets under management as of December 31, 1997 in excess of $1.6 billion. Subject to the supervision and direction of the Concert Series' Board of Directors, TIA will determine how each Select Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objective and policies of each Select Portfolio set forth in this Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Port-folios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The directors of the Con-cert Series will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. TIA also furnishes each Select Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Concert Series. Under the Asset Allocation and Administration Agreement with each Select Portfolio, TIA has agreed to bear all expenses of the Select Port-folios other than the management fee and extraordinary expenses. For each Select Portfolio's most recent fiscal period, for the services rendered and expenses borne, each Select Portfolio paid TIA a monthly fee at the annual rate of 0.35% of the value of its average daily net assets.

 MMC serves as investment adviser to each of the Underlying Smith Barney Funds in which the Select Portfolios may invest (other than the Smith Barney Premium Total Return Fund) and is responsible for the selection and management of each of the Underlying Smith Barney Fund's investments. MMC is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. MMC renders investment advice to a wide variety of investment company clients that had aggregate assets under management as of January 31, 1998 in excess of $95 billion. SBSA, located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of MMC. SBSA renders investment advice to investment companies that had aggregate assets under management as of January 31, 1998 in excess of $4.3 billion. TIMCO, located at One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to Smith Barney Small Cap Blend Fund, Inc. TIMCO has been the investment counseling business since 1967 and is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. TIMCO renders investment advice to investment companies that had aggregate assets under management as of January 31, 1998 in excess of $300 million.

 Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The effective manage-ment fee of each of the Underlying Smith Barney Funds in which the Select Port-folios may invest is set forth below as a percentage rate of the Fund's annual net assets:

                                                     MANAGEMENT
UNDERLYING SMITH BARNEY FUND                            FEES
---------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                0.80%
Smith Barney Appreciation Fund Inc.                     0.59
Smith Barney Equity Funds
 Smith Barney Large Cap Blend Fund                      0.65
Smith Barney Fundamental Value Fund Inc.                0.75
Smith Barney Funds, Inc.
 Large Cap Value Fund                                   0.58
 Short-Term U.S. Treasury Securities Fund               0.45
Smith Barney Income Funds
 Smith Barney High Income Fund                          0.70
 Smith Barney Utilities Fund                            0.65
 Smith Barney Premium Total Return Fund                 0.75
 Smith Barney Convertible Fund                          0.70
 Smith Barney Diversified Strategic Income Fund         0.65
Smith Barney Investment Funds Inc.
 Concert Peachtree Growth Fund                          1.00
 Smith Barney Managed Growth Fund                       0.85
 Smith Barney Special Equities Fund                     0.75
 Smith Barney Government Securities Fund                0.55
 Smith Barney Investment Grade Bond Fund                0.65
 Smith Barney Hansberger Global Value Fund              0.95
 Smith Barney Hansberger Global Small Cap Value Fund    1.05
Smith Barney Investment Trust
 Smith Barney Large Capitalization Growth Fund          0.75
Smith Barney Managed Governments Fund Inc.              0.65
Smith Barney Money Funds, Inc.
 Cash Portfolio                                         0.40
Smith Barney Natural Resources Fund Inc.                0.75
Smith Barney Small Cap Blend Fund, Inc.                 0.75
Smith Barney World Funds, Inc.
 International Equity Portfolio                         0.85
 Emerging Markets Portfolio                             1.00
 International Balanced Portfolio                       0.85
 Global Government Bond Portfolio                       0.75
---------------------------------------------------------------

 PORTFOLIO MANAGEMENT

 Thomas B. Stiles II, Chief Investment Officer of TIA, has primary responsibil-ity for the day-to-day management of each Select Portfolio. Mr. Stiles, born in 1940, is a Managing Director of Smith Barney. Certain managing directors of TIA will assist Mr. Stiles in managing the Select Portfolios.

SHARES OF THE CONCERT SERIES

 The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series commenced oper-ations on February 5, 1996. The Select Portfolios of Concert Series commenced operations on February 5, 1997. The Concert Series has authorized capital of 5,500,000,000 shares with a par value of $.001 per share. The Board of Direc-tors has authorized the issuance of eleven series of shares, each representing shares in one of eleven separate portfolios and may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares.

 PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Select Portfolios' investments.

 First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

 The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securi-ties held by the Concert Series at the end of the period covered. In an effort to reduce the Concert Series' printing and mailing costs, the Concert Series plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Concert Series plans to consolidate the mailing of its Pro-spectus so that a shareholder having multiple accounts will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Concert Series' transfer agent.

 VOTING RIGHTS

 The Concert Series offers shares of the Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios only for pur-chase by insurance company separate accounts and qualified pension and retire-ment plans. In the case of insurance company separate accounts, the insurance company is technically the shareholder of these Portfolios and, under the 1940 Act, is deemed to be in control of the these Portfolios. Nevertheless, with respect to any Concert Series shareholder meeting, an insurance company will solicit and accept timely voting instruction from its contract owners who own units in a separate account investment division which corresponds to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Concert Series attributable to con-tract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

 Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and is entitled to such dividends and distributions out of the net income of that Portfolio as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual Portfolio except to the extent required by the 1940 Act. The Concert Series is not required to hold annual shareowner meetings, although special meetings may be called for the Concert Series as a whole, or a specific Portfolio, for purposes such as elect-ing or removing Directors, changing fundamental policies or approving a manage-ment contract. Shareowners may cause a meeting of shareowners to be held upon a vote of 10% of the Series' outstanding shares for the purposes of voting on the removal of Directors.

APPENDIX

 DESCRIPTIONS OF CERTAIN RISKS RELATED TO VARIOUS SECURITIES INVESTED IN, AND INVESTMENT STRATEGIES EMPLOYED BY, THE UNDERLYING SMITH BARNEY FUNDS IN WHICH THE SELECT PORTFOLIOS MAY INVEST

 Repurchase Agreements. Repurchase agreements, as utilized by an Underlying Smith Barney Fund or a Portfolio of the Concert Series, could involve certain risks in the event of default or insolvency of the other party, including pos-sible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

 Reverse Repurchase Agreements. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Barney Fund may decline below the repurchase price of the securities.

 Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of pos-sible delays in receiving additional collateral or in the recovery of the secu-rities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Under-lying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

 When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

 Non-Diversified Funds. Certain of the Underlying Smith Barney Funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such an Underlying Smith Barney Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

 Securities of Unseasoned Issuers. Securities in which certain of the Under-lying Smith Barney Funds may invest may have limited marketability and, there-fore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on prod-ucts or services without an established market share.

 Convertible Securities and Synthetic Convertible Securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the under-lying common stock. Convertible securities entail less credit risk than the issuer's common stock.

 Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic con-vertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a sepa-rate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in hold-ing the securities comprising the synthetic convertible security.

 Securities of Developing Countries. A developing country generally is consid-ered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

 Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegoti-ation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

 Restrictions on Foreign Investment. Some countries prohibit or impose substan-tial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

 Smaller capital markets, while often growing in trading volume, have substan-tially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and set-tlement procedures, and in certain markets there have been times when settle-ments have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custo-dial services for investment securities may not be available in some countries having smaller capital markets, which may result in an Underlying Smith Barney Fund incurring additional costs and delays in transporting and maintaining cus-tody of such securities outside such countries. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible lia-bility to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capi-tal markets than there is in the U.S.

 Mortgage-Related Securities. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time with-out penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the orig-inal investment. In addition, like other debt securities, the values of mort-gage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

 Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these secu-rities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying Smith Barney Fund's net assets could be adversely affected.

 Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

 Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

 Leverage. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Lever-age creates an opportunity for increased returns to shareholders of an Under-lying Smith Barney Fund but, at the same time, creates special risk considera-tions. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with bor-rowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Underlying Smith Barney Fund.

 Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security hav-ing similar credit quality, redemption provisions and maturity.

 Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

 Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

 Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

 Swap Agreements. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into inter-est rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suf-fer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

 Indexed Securities. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is linked to cur-rencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

 Investment in Utility Securities. The Smith Barney Utilities Fund is particu-larly subject to risks that are inherent to the utility industries, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restric-tions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resales, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facil-ities for electric generation, including, among other considerations, the prob-lems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Cer-tain of the issuers of securities held by the Smith Barney Utilities Fund may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements gov-erning the licensing, construction and operation of nuclear power plants.

 Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities that are issuers of the securi-ties held by the Smith Barney Utilities Fund have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general move-ments or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (in-cluding the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

 Should shareholders approve changes to the Fund's investment objectives and policies, the Smith Barney Utilities Fund would no longer be required to invest in equity and debt securities of companies of the utilities industry.

                   [This page intentionally left blank]

                             VINTAGE TIFFANY LAMP

                                     LOGO



                                  PROSPECTUS

  L 12410       SMITH BARNEY CONCERT ALLOCATION SERIES INC.      SB ED. 4-98



PART B


Statement of Additional Information
April 30, 1998

SMITH BARNEY
CONCERT ALLOCATION SERIES INC.
SELECT HIGH GROWTH PORTFOLIO
SELECT GROWTH PORTFOLIO
SELECT BALANCED PORTFOLIO
SELECT CONSERVATIVE PORTFOLIO
SELECT INCOME PORTFOLIO

388 Greenwich Street, New York, New York 10013 (800) 451-2010

Smith Barney Concert Allocation Series Inc. (the "Concert Series") currently offers eleven investment portfolios, five of which are offered by this Statement of Additional Information (individually, a "Portfolio" and collectively, the "Select Portfolios"). This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Concert Allocation Series Inc. (the "Concert Series") dated April 30, 1998 for the Select Portfolios, as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction therewith. Each of the Select Portfolios seeks to achieve its objective by investing in a number of open-end management investment companies or series thereof ("Underlying Smith Barney Funds") for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Mutual Management Corp. ("MMC") (formerly Smith Barney, Smith Barney Mutual Funds Management Inc.), or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. A Prospectus may be obtained from designated insurance companies offering separate accounts ("Separate Accounts") which fund certain variable annuity and variable life insurance contracts (each a "Contract") or by writing or calling the Concert Series at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


TABLE OF CONTENTS

For ease of reference, the same section headings are used in the Prospectus for the Select Portfolios and this Statement of Additional Information, except as shown below:

Caption	Page
Management of the Concert Series 	 2
Investment Objectives and Management Policies 	 4
Purchase of Shares 	 20
Redemption of Shares 	 20
Valuation of Shares 	 21
Performance 	 21
Taxes (See in the Prospectus "Dividends, Distributions and Taxes") 	 22
Voting (See in the Prospectus "Additional Information") 	 24
Additional Information 	 25
Financial Statements	25
Appendix - Ratings of Debt Obligations 	 A-1


MANAGEMENT OF THE CONCERT SERIES

The executive officers of the Concert Series are employees of certain of the organizations that provide services to the Concert Series.
These organizations are the following:

Travelers Investment Adviser, Inc. ("TIA") 	 Investment
Manager
PNC Bank, National Association ("PNC Bank") 	 Custodian
First Data Investor Services Group, Inc. ("First Data")	 Transfer
Agent

These organizations and the functions they perform for the Concert Series are discussed in the Prospectus and in this Statement of Additional Information.

Directors and Executive Officers of the Concert Series

The names of the directors and executive officers of the Concert Series, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of the Concert Series, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

	Walter E. Auch, Director (Age 77). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; Banyan Land Fund II; Geotek Communications Inc., an international wireless communications company. His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.


	Martin Brody, Director (Age 76). Private Investor; His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, N.J.
07932.


	H. John Ellis, Jr., Director (Age 71). Retired. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

	Stephen E. Kaufman, Director (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10172.

	Armon E. Kamesar, Director (Age 70). Chairman of the Board of TEC, an international organization of Chief Executive Officers;
Trustee, U.S. Bankruptcy Court. His address is 7328 Country Club
Drive, La Jolla, CA 92037.

	*Heath B. McLendon, Chairman of the Board (Age 64). Managing Director of Smith Barney and Chairman of the Board of Smith Barney Strategy Advisers Inc. and Director and President of MMC and TIA; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc.; Vice Chairman of Shearson Asset Management,; and a Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. Mr. McLendon serves on the Board of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone also serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388
Greenwich Street, New York, New York 10013.

	R. Jay Gerken, Vice President and Investment Officer (Age 47). Managing Director of Smith Barney and portfolio manager of one other investment company of Smith Barney Mutual Funds; prior to July 1993, Managing Director of Shearson Lehman Advisors. His address is 388 Greenwich Street, New York, New York 10013.

	Thomas Stiles, Vice President and Investment Officer (Age *).


	Christina T. Sydor, Secretary (Age 47). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms.
Sydor also serves as Secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

Each Director also serves as a director, trustee, consultant and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. As of April 3, 1998, the Directors and officers of the Fund, as a group, owned less than 1.00% of the outstanding common stock of the Fund.

No officer, director or employee of MMC, or any of its affiliates will receive any compensation from the Concert Series for serving as an officer or director of the Concert Series. The Concert Series pays each director who is not an officer, director or employee of MMC or any of its affiliates a fee of $5,000 per annum plus $100 per Portfolio per meeting attended and reimburses travel and out-of-pocket expenses.
Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they receive 50% of the annual retainer fee and meeting fees otherwise applicable to the Concert Series Directors. All Directors are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings.

The following table shows the compensation paid by Concert Series to each incumbent Director during its first fiscal year:

Compensation Table
		Total
	Pension or	Total	Number
	Retirement Benefits	Compensation	of Funds
	Aggregate	Accrued as Expense	From	Served in
	Name	Compensation	of Concert Series	Fund Complex	Complex
Heath B. McLendon*	None	None	None	42
Walter Auch	$[  5,350]	None	$ [35,814]	2
Martin Brody	[5,350]	None	[120,314]	19
H. John Ellis	[5,450]	None	[36,800]	1
Armon E. Kamesar	[5,950]	None	[37,414]	2
Stephen E. Kaufman	[5,950]	None	[84,214]	13

* Designates "interested director".

Investment Manager - TIA

TIA acts as investment manager to each Select Portfolio pursuant to separate asset allocation and administration agreements (the "Asset Allocation and Administration Agreements"). TIA is an indirect wholly owned subsidiary of Travelers Group Inc. ("Travelers"). The Asset Allocation and Administration Agreements with respect to each Select Portfolio were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Concert Series or TIA (the "Independent Directors"), on September 5, 1996. Pursuant to the Asset Allocation and Administration Agreements, TIA will determine how each Select Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objectives and policies of each Portfolio set forth in the Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Select Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). In addition to such services, TIA pays the salaries of all officers and employees who are employed by both it and the Concert Series, maintains office facilities for the Concert Series, furnishes the Concert Series with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Concert Series and each Select Portfolio, prepares reports to each Portfolio's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. MMC provides investment advisory and management services to investment companies affiliated with Smith Barney.

The management fee for each Select Portfolio is calculated at the annual rate of 0.35% of that Portfolio's average daily net assets. Under the Asset Allocation and Administration Agreements, TIA has agreed to bear all expenses incurred in the operation of each Select Portfolio other than the management fee and extraordinary expenses. Such expenses include taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of Smith Barney or TIA; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of the prospectus for regulatory purposes and for distribution to existing shareholders; cost of shareholders' reports and shareholder meetings and meetings of the officers or Board of Directors of the Concert Series.

For the fiscal period ended January 31, 1998, the management fees for each Select Portfolio were as follows:

Select Portfolio

High Growth	$37,387
Growth		  58,327
Balanced	  62,481
Conservative	  13,941
Income		    5,866

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Concert
Series. The Independent Directors of the Concert Series have selected Stroock & Stroock & Lavan LLP as their legal counsel

KPMG Peat Marwick LLP, independent accountants, 345 Park Avenue, New York, New York 10154, have been selected as auditors for the Concert Series for its fiscal year ending January 31, 1999 to examine and report on the Concert Series' financial statements and highlights.


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectus discusses the investment objectives of the Select Portfolios and each of the Underlying Smith Barney Funds in which the Select Portfolios may invest, as well as the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Underlying Smith Barney Funds may invest (and repurchase agreements in which the Select Portfolios and/or the Underlying Smith Barney Funds may invest), the investment policies and portfolio strategies the Underlying Smith Barney Funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the Select Portfolios or the Underlying Smith Barney Funds will be achieved.

The Articles of Incorporation of the Concert Series permit the Board of Directors to establish additional portfolios of the Concert Series from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

MONEY MARKET INSTRUMENTS. Each of the Underlying Smith Barney Funds may invest in certain types of money market instruments which may include: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio or an Underlying Smith Barney Fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio or the Fund, as the case may be.

BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an Underlying Smith Barney Fund, depending upon the principal amount of certificates of deposit ("CDs") of each held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Underlying Smith Barney Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

REPURCHASE AGREEMENTS. The Select Portfolios and the Underlying Smith Barney Funds may purchase securities and concurrently enter into repurchase agreements with certain member banks which are the issuers of instruments acceptable for purchase by the Portfolio or the Fund, as the case may be, and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio's or a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio or Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To secure an advantageous price or yield, certain of the Underlying Smith Barney Funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an Underlying Smith Barney Fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by an Underlying Smith Barney Fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued or delayed-delivery commitments will be established at the Fund's custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund involved. On the settlement date, a Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the Fund's payment obligations).

LENDING OF PORTFOLIO SECURITIES. Certain of the Underlying Smith Barney Funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend portfolio securities to Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an Underlying Smith Barney Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the Fund and is acting as a "finder."

By lending its securities, an Underlying Smith Barney Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each Underlying Smith Barney Fund's investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

OPTIONS ON SECURITIES. Certain of the Underlying Smith Barney Funds may engage in transactions in options on securities, which, depending on the Fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain Underlying Smith Barney Funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an Underlying Smith Barney Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. An Underlying Smith Barney Fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of an Underlying Smith Barney Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an Underlying Smith Barney Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

Certain Underlying Smith Barney Funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain Underlying Smith Barney Funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

An Underlying Smith Barney Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

Although an Underlying Smith Barney Fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain of the facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Underlying Smith Barney Funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an Underlying Smith Barney Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, an Underlying Smith Barney Fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an Underlying Smith Barney Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

STOCK INDEX OPTIONS. Certain of the Underlying Smith Barney Funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.
The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

An Underlying Smith Barney Fund will engage in stock index options transactions only when determined by its adviser to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

MORTGAGE-RELATED SECURITIES. The average maturity of pass-through pools of mortgage related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed up by the full faith and credit of the U.S. Government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. Government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the Underlying Smith Barney Funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

CURRENCY TRANSACTIONS. Certain of the Underlying Smith Barney Funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An Underlying Smith Barney Fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a Fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the Fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain Underlying Smith Barney Funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a Fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the Fund cash or readily marketable securities in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a Fund may not be able to contract to sell the currency at a price above the devaluation level anticipated.

FOREIGN CURRENCY OPTIONS. Certain Underlying Smith Barney Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An Underlying Smith Barney Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN GOVERNMENT SECURITIES. Among the foreign government securities in which certain Underlying Smith Barney Funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organization ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used the by Underlying Smith Barney Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a Fund, but the Fund's adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

FUTURES CONTRACTS. The purpose of the acquisition or sale of a futures contract by a Fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund.

Certain of the Underlying Smith Barney Funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio investments due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund and not for purposes of speculation. However, the International Equity Portfolio, the International Balanced Portfolio and the Natural Resources Fund may also enter into futures transactions for non-hedging purposes, subject to applicable law. The ability of the Funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency, index or gold underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices, the price of gold or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency, index or gold and movements in the price of the investments which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

There is no assurance that an active market will exist for future contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of investments held in its portfolio and rates or currency or market values move in a direction opposite to that which the Fund has anticipated, the Fund will lose part or all of the benefit of the increased value of investments which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell investments to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of investments may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency or market values, as the case may be.

OPTIONS ON FUTURES CONTRACTS. An option on an interest rate or gold futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contracted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate, foreign currency and gold futures will be based upon predictions by a Fund's adviser as to anticipated trends in interest rates, currency and gold values, as the case may be, which could be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio investments being hedged.

FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since certain Underlying Smith Barney Funds will be investing in securities denominated in currencies other than the U.S. dollar, and since certain Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Securities held by an Underlying Smith Barney Fund may not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain Underlying Smith Barney Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

The interest payable on a Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of a Fund can be expected to be higher than that of an investment company investing exclusively in the U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

FOREIGN COMMODITY EXCHANGES. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Underlying Smith Barney Fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

SHORT SALES. Certain of the Underlying Smith Barney Funds may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

When a Fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities, equity securities or debt securities of any grade so long as such assets are liquid, unencumbered and marked to market daily. In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

SHORT SALES AGAINST THE BOX. Certain of the Underlying Smith Barney Funds may enter into a short sale of common stock such that when the short position is open the Fund involved owns an equal amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the Fund delivers the convertible securities to close out its short position. Although prior to delivery a Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

SWAP AGREEMENTS. Among the hedging transactions into which certain Underlying Smith Barney Funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

Certain Underlying Smith Barney Funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with PNC Bank. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

RESTRICTED SECURITIES. Certain of the Underlying Smith Barney Funds may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

REVERSE REPURCHASE AGREEMENTS. Certain Underlying Smith Barney Funds may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an Underlying Smith Barney Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

An Underlying Smith Barney Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the Fund's custodian consisting of U.S. government securities, cash, equity securities or debt securities of any grade so long as such assets are liquid, unencumbered and marked to market daily.

LEVERAGING. Certain of the Underlying Smith Barney Funds may from time to time leverage their investments by purchasing securities with borrowed money. A Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the Fund's asset coverage drops below 300%, the Fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Underlying Smith Barney Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate a Fund's net investment income in any given period.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITORY RECEIPTS. Certain of the Underlying Smith Barney Funds may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

WARRANTS. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an Underlying Smith Barney Fund in units or attached to securities may be deemed to be without value.

PREFERRED STOCK. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Investment Restrictions

The Concert Series has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 5 below have been adopted by the Concert Series with respect to each Portfolio as fundamental policies. Under the 1940 Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 7 through 15 may be changed by a vote of a majority of the Concert Series' Board of Directors at any time.

The investment policies adopted by the Concert Series prohibit a Portfolio from:

1. Borrowing money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b),the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3 % of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions,.

2. Making loans except that this restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

3. Engaging in the business if underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or (d) investing in real estate investment trust securities.

5. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6. Purchasing securities on margin.

7. Making short sales of securities or maintaining a short position.

8. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33-1/3% of the value of a Portfolio's total assets.

9. Investing in oil, gas or other mineral exploration or development programs.

10. Writing or selling puts, calls, straddles, spreads or combinations thereof.

11. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

12. Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for Underlying Smith Barney Funds).

13. Making investments for the purpose of exercising control or management.

14. Purchasing or retaining securities of any company if, to the knowledge of the Concert Series, any officer or director of the Concert Series or TIA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

The Concert Series may make commitments more restrictive than the restrictions listed above with respect to a Portfolio so as to permit the sale of shares of the Portfolio in certain states. Should the Concert Series determine that any such commitment is no longer in the best interests of the Portfolio and its shareholders, the Concert Series will revoke the commitment by terminating the sale of shares of the Portfolio in the relevant state. The percentage limitations contained in the restrictions listed above (other than with respect to (1) above) apply at the time of purchases of securities.

Notwithstanding the foregoing investment restrictions, the Underlying Smith Barney Funds in which the Portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Smith Barney Fund are located in its Statement of Additional Information.

Under Rule 12d(1)(G) of the 1940 Act, each Select Portfolio may invest substantially all of its assets in the Underlying Smith Barney Funds.

Because of their investment objectives and policies, the Select Portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Select Portfolios' investment programs set forth in the Prospectus, each of the Portfolios may invest more than 25% of its assets in certain Underlying Smith Barney Funds. However, each of the Underlying Smith Barney Funds in which each Fund will invest (other than the Smith Barney Utilities Fund) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Utilities Fund will invest at least 65% of its assets in securities of companies in the utility industries.

Portfolio Turnover

Each Portfolio's turnover rate is not expected to exceed 25% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described in the Prospectus.

The turnover rates of the Underlying Smith Barney Funds have ranged from 1% to 367% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

PURCHASE OF SHARES

The Concert Series offers its shares of capital stock on a continuous basis. Shares can only be acquired by buying a Contract from a life insurance company designated by Concert Series and directing the allocation of part or all of the net purchase payment to one or more of five subaccounts (the "Subaccounts"), each of which invests in a Select Portfolio as permitted under the Contract prospectus. Investors should read this Statement of Additional Information and the Fund's Prospectus for the Select Portfolios dated April 30, 1998 along with the Contract prospectus.





Sales Charges and Surrender Charges

The Concert Series does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus.


REDEMPTION OF SHARES

The Concert Series will redeem any shares of the Select Portfolios presented by the Subaccounts, its sole shareholders, for redemption. The Subaccounts' policy on when or whether to buy or redeem Portfolio shares is described in the Contract prospectus.

Payment upon redemption of shares of a Portfolio is normally made within three days of receipt of such request. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Portfolio customarily utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

Should the redemption of shares of a Portfolio be suspended or postponed, the Concert Series' Board of Directors may make a deduction from the value of the assets of the Portfolio to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all owners of the Contract.


VALUATION OF SHARES

The net asset value of each Portfolio's Classes of Shares will be determined on any day that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by each Select Portfolio in valuing its assets.

The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Concert Series' Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.


PERFORMANCE

From time to time, the Concert Series may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders. The Concert Series may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from the following industry and financial publications: BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, INVESTORS BUSINESS DAILY, MONEY, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

Yield

A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b/(c*d))/1] + 1)6 - 1], where:

	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursement).
	c =	the average daily number of shares outstanding during the
period that were entitled to receive dividends.
	d =	the maximum offering price per share on the last day of
the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(1+T)/n = ERV, where:

	P  = 	a hypothetical initial payment of $1,000.
	T  =	average annual total return.
	n  = 	number of years.
	ERV  = 	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

	Each Select Portfolio's average annual total return with respect to its Shares for the one-year period, five-year period, if any, and for the life of the Portfolio ended January 31, 1998 is as follows:


	One Year	Five Years	Life	Inception Date

High Growth 	N/A	N/A	10.60%	2/5/97

Growth	N/A	N/A	12.80	2/5/97

Balanced	N/A	N/A	12.80	2/5/97

Conservative	N/A	N/A	13.80	2/5/97

Income	N/A	N/A	12.90	2/5/97


TAXES

The following is a summary of certain Federal income tax considerations that may affect the Concert Series and its shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Concert Series .

Tax Status of the Portfolios

Each Portfolio will be treated as a separate taxable entity for Federal income tax purposes.

Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Portfolio distributes at least 90% of its net investment income.

Each Portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

Distributions of an Underlying Smith Barney Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Fund. Distributions of the excess of an Underlying Smith Barney Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of any Underlying Smith Barney Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.


Tax Treatment of Shareholders

The Concert Series has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a "segregated asset account" within the meaning of the Code. For a Subaccount to quality as a segregated asset account, the Select Portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a Select Portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each instrumentality are treated as securities of separate issuers.

Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities allocating any amount of premiums to such Subaccount will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities during the period of disqualification.

The Concert Series has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Select Portfolio to make certain otherwise permitted investments.




Taxation of the Underlying Smith Barney Funds

Each Underlying Smith Barney Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Smith Barney Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Smith Barney Fund generally will not pay any federal income or excise tax.

If more than 50% in value of an Underlying Smith Barney Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying Smith Barney Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing Fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the Portfolios may invest in some Underlying Smith Barney Funds that expect to be eligible to make the above-described election. While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Smith Barney Funds, while persons who invest directly in such Underlying Smith Barney Funds may have that option.

General

The foregoing discussion related only to Federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state, local and foreign taxation.


VOTING

Voting Rights

The Concert Series offers shares of the Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of these Portfolios, and under the 1940 Act, is deemed to be in control of these Portfolios. Nevertheless, with respect to any Concert Series shareholder meeting, an insurance company will solicit and accept timely voting instruction from its contract owners who own units in a separate account investment division which corresponds to shares in the Select Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Concert Series attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and is entitled to such dividends and distributions out of the net income of that Portfolio as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual Portfolio except to the extent required by the 1940 Act. The Concert Series is not required to hold annual shareowner meetings, although special meetings may be called for the Concert Series as a whole, or a specific Portfolio, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract. Shareowners may cause a meeting of shareowners to be held upon a vote of 10% of the Fund's outstanding shares for the purposes of voting on the removal of Directors.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio are represented at the meeting in person or by proxy. A Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of the Portfolio. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the Portfolio affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Concert Series shares voting without regard to Portfolio.



ADDITIONAL INFORMATION

The Concert Series was incorporated in Maryland on August 11, 1995.

Portfolio securities and cash owned by the Concert Series are held in the custody of PNC Bank, National Association, 17th and Chestnut
Streets, Philadelphia, Pennsylvania 19103.

In the event of the liquidation or dissolution of the Concert Series, shareholders of a Portfolio are entitled to receive the assets belonging to that Portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Portfolios, of any general assets not belonging to any particular Portfolio that are available for distribution.

FINANCIAL STATEMENTS

The Concert Series' Annual Report for the fiscal year ended January 31, 1998 is incorporated herein by reference in its entirety.



APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND (AND NOTE) RATINGS

Moody's Investors Services, Inc. ("Moody's")

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group ("S&P")

AAA - Debt rated "AAA" has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the FDIC.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

"NR" Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


g:\funds\sbcs\1996\secdocs\sbcssai3.doc	- 33 -

g:\funds\sbcs\1996\secdocs\sbcs-sai.doc	A-3




PART C

	Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C of this Registration
Statement.

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

         Included in Part A:

                Financial Highlights are incorporated by reference to Part A filed herewith.

         Included in Part B:

               The Registrant's Annual Report for the year ended January 31, 1998 and the Report of Independent Accountants are incorporated by reference to the Definitive 30b-1 filed on April 21, 1998 as Accession #91155-98-272.

         Included in Part C:

           Consent of Independent Accountants is filed herewith.

(b) Exhibits

b.	Exhibits:

	1.	Articles of Incorporation of the Registrant is incorporated
by
reference to Registrant's Registration Statement Pre-Effective
Amendment No. 1
on Form N-1A as filed on January 23, 1996 (the "Registration
Statement").

	1(a)	Articles Supplementary to the Articles of Incorporation of
the
Registrant dated October 28, 1996 is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed on October
31, 1996 ("Post-Effective Amendment No. 4").

	2.	Restated By-Laws of the Registrant is incorporated by
reference to
the Registration Statement.

	3.	Inapplicable.

	4.(a)	Registrant's form of stock certificates for Class A, B, C
and Y
shares of the High Growth Portfolio is incorporated by reference the Registration Statement.

	(b)	Registrant's form of stock certificates for Class A, B, C
and Y
shares of the Growth Portfolio is incorporated by reference to the Registration Statement.

	(c)	Registrant's form of stock certificates for Class A, B, C
and Y
shares of the Balanced Portfolio is incorporated by reference to the Registration Statement.

	(d)	Registrant's form of stock certificates for Class A, B, C
and Y
shares of the Conservative Portfolio is incorporated by reference to the
Registration Statement.

	(e)	Registrant's form of stock certificates for Class A, B, C
and Y
shares of the Income Portfolios incorporated by reference to the Registration
Statement.

	(f)	Registrant's form of stock certificate for shares of the
Smith
Barney Concert Series - Select High Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement as filed
August 13, 1996 ("Post-Effective Amendment No. 3").

	(g)	Registrant's form of stock certificate for shares of the
Smith
Barney Concert Series - Select Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(h)	Registrant's form of stock certificate for shares of the
Smith
Barney Concert Series - Select Balanced Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(i)	Registrant's form of stock certificate for  shares of the
Smith
Barney Concert Series - Select Conservative Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(j)	Registrant's form of stock certificate for shares of the
Smith
Barney Concert Series - Select Income Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

	(k)	Registrant's form of stock certificate for Class Z shares
of the
High Growth Portfolio is incorporated by reference to Post-Effective
Amendment
No. 5.

	(l)	Registrant's form of stock certificate for Class Z shares
of the
Growth Portfolio is incorporated by reference to Post-Effective
Amendment No.
5.

	(m) 	Registrant's form of stock certificate for Class Z shares
of the
Balanced Portolio is incorporated by reference to Post-Effective
Amendment No.
5.

	(n)	Registrant's form of stock certificate for Class Z shares
of the
Conservative Portfolio is incorporated by reference to Post-Effective Amendment No. 5.


	(o)	Registrant's form of stock certificate for Class Z shares
of the
Income Portfolio is incorporated by reference to Post-Effective
Amendment No.
5.


	(p)	Registrant's form of stock certificate for Class A, B, C
and Y
shares of the Global Portfolio will be filed by amendment.

	5.(a)	Form of Asset Allocation and Administration Agreement
between the
Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to the Registration Statement for each of the following:

	(i)	High Growth Portfolio

	(ii)	Growth Portfolio

	(iii)	Balanced Portfolio

	(iv)	Conservative Portfolio

	(v)	Income Portfolio

	(vi)	Global Portfolio


	5.(b)	Form of Asset Allocation and Administration Agreement
between the
Registrant and Travelers Investment Adviser, Inc. is incorporated by reference to Post-Effective Amendment No. 4 for each of the following:


	(i)	Select High Growth Portfolio

	(ii)	Select Growth Portfolio

	(iii)	Select Balanced Portfolio

	(iv)	Select Conservative Portfolio

	(v)	Select Income Portfolio

	6.(a)	Form of the Distribution Agreement between the Registrant
and
Smith Barney Inc. is incorporated by reference to the Registration
Statement.

	(b)	Form of the Distribution Agreement between the Registrant
and PFS
Distributors, Inc. is incorporated by reference to the Registration
Statement.

	(c)	Form of Participation Agreement between the Registrant and
Travelers Fund BD for Variable Annuities and Travelers Fund BD II for
Variable
Annuities is incorporated by reference to Post-Effective Amendment No.
4.

	7.	Inapplicable.



	8	Form of Custodian Agreement between the Registrant and PNC
Bank,
National Association is incorporated by reference to the Registration
Statement.

	9.(a)	Form of Transfer Agency and Service Agreement between the
Registrant and The Shareholder Services Group, Inc. is incorporated by reference to the Registration Statement.

	(b)	Form of Sub-Transfer Agency Agreement between the
Registrant and
PFS Shareholders Services is incorporated by reference to the Registration
Statement.

	10.	Opinion and Consent of Willkie Farr & Gallagher as to
legality of
the series of shares being registered is incorporated by reference to the
Registration Statement and Post-Effective
Amendment No. 4.


	11.	Consent of Independent Public Accountants is  to be filed
by amendment.


	12.	Inapplicable.

	13.	Form of Purchase  Agreement  between the  Registrant  and
the
Purchaser of the initial shares is incorporated by reference to the Registration Statement.

	14.	Inapplicable.

	15.	Form of Service and Distribution Plan pursuant to Rule 12b-
1
between the Registrant and Smith Barney Inc. is incorporated by reference to the Registration Statement.

	16.	Inapplicable.

	17.	Inapplicable.

	18.	Form of Multiple  Class Plan pursuant to Rule 18f-3(d) of
the
Investment Company Act of 1940 is incorporated by reference to the Registration Statement.

Item 25.	Persons Controlled by or Under Common Control with
Registrant.

			None.

Item 26. 	Number of Holders of Securities.

		April 3, 1998			Record Holders
		Balanced Portfolio Class A		1,480
		Balanced Portfolio Class B 		4,916
		Balanced Portfolio Class C		1,749
		Balanced Portfolio Class Y		3
		Balanced Portfolio Class Z		2

		Income Portfolio Class A	 	199
		Income Portfolio Class  B		540
		Income Portfolio Class  C		446
		Income Portfolio Class  Y		3
		Income Portfolio Class Z		2

		High Growth Portfolio Class A		5,058
		High Growth Portfolio Class B		11,349
		High Growth Portfolio Class C		3,925
		High Growth Portfolio Class Y		4
		High Growth Portfolio Class Z		2

		Conservative Portfolio Class A	282
		Conservative Portfolio Class B	765
		Conservative Portfolio Class C	553
		Conservative Portfolio Class Y	3
		Conservative Portfolio Class Z	2


		Growth Portfolio Class A		4,992
		Growth Portfolio Class B		14,365
		Growth Portfolio Class C		3,926
		Growth Portfolio Class Y		3
		Growth Portfolio Class Z		2

		Global Portfolio Class A		3
		Global Portfolio Class B		8
		Global Portfolio Class C		8
		Global Portfolio Class Y		1
		Global Portfolio Class Z		0

		Select High Growth Portfolio		3
		Select Growth Portfolio			3
		Select Balanced Portfolio		3
		Select Conservative Portfolio		3
		Select Income Portfolio			3

Item 27. Indemnification.

	The response to this item is incorporated by reference to the Registrant
Statement filed with the SEC on January 23, 1996.

Item 28.	Business or Other Connections of Investment Adviser.

Investment Adviser -- Mutual Management Corp., formerly known as Smith Barney Mutual Funds Management, Inc.


MMC was incorporated in December 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon
Smith Barney  Holdings Inc.,  which in
turn is a wholly owned subsidiary of  Travelers Group Inc.
("Travelers").
MMC is registered as an
investment adviser under the Investment Advisers Act of 1940 (the
"Advisers
Act").

The list required by this Item 28 of officers and directors of MMC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by SBMFM pursuant to the Advisers Act (SEC File No. 801-8314).

Travelers Investment Adviser, Inc. ("TIA") was incorporated in June 1996 under the laws of the State of Delaware. TIA is a wholly owned subsidiary of The
Plaza Corporation which, in turn, is an indirect wholly owned subsidiary of
Travelers. TIA is registered as an investment adviser under the Advisers Act.

The list required by this Item 28 of officers and directors of TIA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by TIA pursuant to the Advisers
Act  (SEC  File No.  801-52365).


Item 29.	Principal Underwriters.

Smith Barney Inc. ("Smith Barney") also serves as distributor for each of the following investment companies:

	(a)	Smith Barney Inc. ("Smith Barney ") acts as principal
underwriter for
Consulting Group Capital Markets Funds
Global Horizons Investment Series (Cayman Islands)
Greenwich Street California Municipal Fund Inc.
Greenwich Street Municipal Fund Inc.
Greenwich Street Series Fund
High Income Opportunity Fund Inc.
The Italy Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio II Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Fund Inc.
Puerto Rico Daily Liquidity Fund Inc.
Puerto Rico	Equity Index and Income Fund Inc.
Smith Barney Adjustable Rate Government Income Fund
Smith Barney Aggressive Growth Fund Inc.
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Concert Allocation Series Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Intermediate Municipal Fund, Inc.
Smith Barney Investment Funds Inc.
Smith Barney Investment Trust
Smith Barney Managed Governments Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Fund, Inc.
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney Natural Resources Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund Inc.
Smith Barney Principal Return Fund
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust
Smith Barney Variable Account Funds
Smith Barney World Funds, Inc.
Smith Barney Worldwide Special Fund N.V. (Netherlands Antilles)
Travelers Series Fund Inc.
The USA High Yield Fund N.V.(Netherlands Antilles)
Worldwide Securities Limited  (Bermuda)
Zenix Income Fund Inc. and various series of unit investment trusts.

	(b)	The information required by this Item 29(b) with respect to
each director and officer of Smith Barney is incorporated by reference to
Schedule A of the Form BD filed by Smith Barney pursuant to the Securities
Exchange Act of 1934 (File No. 8-8177).

	(c)	Inapplicable.


Item 30.	 Location of Accounts and Records.

	Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules promulgated thereunder are maintained by Smith Barney Inc., 388 Greenwich Street, New York, New York 10013.

	Records relating to the duties of the Registrant's custodian are maintained by PNC Bank, National Association, 17th and Chestnut
Streets,
Philadelphia, Pennsylvania. Records relating to the duties of the Registrant's transfer agent are maintained by First Data Investor Services
Group, Inc., Exchange Place, Boston, Massachusetts.

Item 31.	 Management Services.

		Inapplicable.

Item 32.	Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company
Act  relating  to shareholder communications.

The Registrant hereby undertakes, insofar as indemnification for liability arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, to indemnify the Directors, officers and controlling persons of the Registrant. The Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the
Registration Statement pursuant to Rule 485   (b)     under the
Securities Act of 1933 and has duly caused this Post-Effective
Amendment to its
Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 24th day of April,
1998.


						By:/s/ Heath B. McLendon
						Heath B. McLendon
						Chairman of the Board of Directors


     Pursuant to the requirements of the Securities Act of 1933, this Post-
Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures		Title					Date


/s/ Heath B. McLendon	Director, and
(Heath B. McLendon)	Chief Executive Officer
   4/24/98

Signature

Title
Date

/s/ Heath B. McLendon
Heath B. McLendon

Director; Chairman of
the Board
April 24, 1998

/s/ Lewis E. Daidone
Lewis E. Daidone
Senior Vice President;
Treasurer (Principal
Accounting Officer)

April 24, 1998


/s/ Walter E. Auch*
Walter E. Auch

Director
April 24, 1998

/s/ Martin Brody*
Martin Brody
Director

April 24, 1998


/s/ H. John Ellis*
H. John Ellis

Director
April 24, 1998

/s/ Stephen E.
Kaufman*
Stephen E. Kaufman
Director
April 24, 1998


/s/ Armon E. Kamesar*
Armon E. Kamesar
Director

April 24, 1998



* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated January 23, 1996.

/s/ Heath B. McLendon
Heath B. McLendon